SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 19, 2004

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York (State of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina 27410
(Address of principal executive offices)

(336) 294-4410
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

-------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================

ITEM 2.05.  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On October 19, 2004, Unifi, Inc. committed to a plan of termination relating to its recently acquired manufacturing facility in Kinston, NC.  The operations were acquired on September 30, 2004, and the plan of termination calls for a reduction in the workforce of approximately 500 full-service and contract employees.  The timing of the terminations will coincide with the shutting of two lines of production which are scheduled to occur in December 2004 and March 2005.  Management estimates that the costs associated with the termination benefits will be within a range of $9 - $11 million and, at this time, it is management's opinion that the liability will be accrued on the opening acquisition balance sheet.  The expected future cash expenditures are estimated to be within a range of $9 - $11 million, and it is expected that the payments will be substantially completed by March 2006.  Additional details regarding the rationalization plans for the manufacturing facility in Kinston, NC are described in the news release attached as Exhibit 99.1 to this report, which is incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS

On October 19, 2004, Unifi, Inc. issued a news release concerning its rationalization plans at its newly-acquired manufacturing facility in Kinston, NC, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)            Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	News Release disseminated on October 19, 2004 by Unifi, Inc. concerning its rationalization plans at its newly acquired manufacturing facility in Kinston, NC.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                           UNIFI, INC.

                                                                                           By:   /s/ CHARLES F. MCCOY
                                                                                                       Charles F. McCoy
                                                                                                       Vice President, Secretary and General
                                                                                                         Counsel

Dated:  October 21, 2004

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	News Release disseminated on October 19, 2004 by Unifi, Inc. concerning its rationalization plans at its newly acquired Kinston Operations.